Exhibit 10.11

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE (“Sixth Amendment”), is effective on October 25, 2021 (“Effective Date”) by and between Alcoa USA Corp. (“Landlord”), and Dory Creek LLC a wholly-owned subsidiary of Bitdeer Inc. (formerly known as Bitmain Inc) (“Tenant”), each a “Party” and collectively “Parties.”

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated June 6, 2018, as amended by the First Amendment of Lease dated October 18, 2018, by the Second Amendment of Lease dated May 1, 2019, by the Third Amendment of Lease dated May 11, 2021, by the Fourth Amendment to the Lease dated May 11, 2021, and by the Fifth Amendment to Lease dated September 15, 2021 (together called the “Lease”), whereby Tenant leased certain real estate and associated facilities owned by Landlord;

WHEREAS, Oncor Electric Delivery Company LLC (“Oncor”) is interconnected with and provides electric delivery service to the ONCOR Number 3 138kV Switchyard Feed and Meter;

WHEREAS, Landlord and Tenant wish to amend certain terms of the Lease.

NOW THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree to modify the Lease as follows:

1.	The Parties agree to add to the leased Premises: Buildings 27, 27F, 46, 145, and 145A, and the parking lot as shown on the attached Exhibit A-1. Landlord will have access to all land and buildings being added to the Premises in accordance with this Section to finalize the demolition project, including but not limited to removing any and all equipment, fixtures and appurtenances, attached and not attached to the buildings. Tenant will cooperate with Landlord with respect to Landlord’s access and Landlord’s demolition activities.

2.	The Parties agree to amend Section 1.06 (a) as follows: The Fixed Rent will increase by $[***] per month for a new monthly Fixed Rent total of $[***] and an annual Fixed Rent of $[***] beginning on the Effective Date. The Fixed Rent is subject to the escalation provided in Section 1.06 (b) of the Lease.

3.	The Parties agree to remove from the leased Premises: the South Truck Parking and Weight Scale Area, the South Parking Lot, the South Access Walkway and Internal Road, and the Tenant Office Trailer Parking.

4.	The Tenant must complete the upgrade as depicted in their artist rendering as shown on the attached Exhibit E within 18 months from the Effective Date of this Sixth Amendment.

5.	Tenant acknowledges the two sanitary sewage lift stations servicing Buildings 145 and Building 145A, and the “72 Lift Station” near the intersection of Travis Street and Milam Street are not in working order and not electrically powered. Tenant agrees to complete all necessary work to return all three lift stations and conveyance pipes to service to effectively capture, contain, and transport all generated sanitary wastewater generated to the head of the sanitary wastewater treatment facility. The Tenant shall not place said equipment in service until the Landlord inspects and provides written approval to do so. Once in service, the Tenant will operate and maintain the equipment at their own cost and expense.

6.	The Parties agree to delete Number 2 on Exhibit D attached to the original lease and replace it with the following: Exterior Skin/Side Panel Removal: Removal of wall panels up to existing eaves. Includes all equipment to access both walls and roof hoods. All siding removed from the buildings will be disposed of by Tenant and replaced by siding of the same composition and aesthetics at the end of the lease.

7.	Exhibit A-1 (Description of Premises) is hereby deleted in its entirety and is replaced with Exhibit A-1 attached hereto.

8.	Exhibit A-2 (Description of Buildings) is hereby deleted in its entirety and is replaced with Exhibit A-2 attached hereto.

9.	Except as specifically amended herein, all other terms and conditions of the Lease remain in full force and effect. This Sixth Amendment is binding upon the successors and assigns of the respective parties.

10.	This Sixth Amendment may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document.

Signature page to follow.

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed by their duly authorized officers, effective as of the date and year first above written.

Landlord:

Alcoa USA Corp.

	By:	/s/ Mark A. Stiffler

	Title:	Vice President

	Date:	10/27/2021

Tenant:

Dory Creek LLC

	By:	/s/ Wenguang Wang

	Title:	Head of Mining Datacenter

	Date:	2021/10/26

EXHIBIT A-1

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EXHIBIT  A-2

Description  of  the  Buildings

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EXHIBIT  E

ARTIST’S DEPICTION OF BUILDING UPGRADE

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